UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)  March 1, 2005
                                                       -------------------------

                              SEACOR HOLDINGS INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

           1-12289                                 13-3542736
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    (Commission File Number)                (IRS Employer Identification No.)

            11200 RICHMOND, SUITE 400
               HOUSTON, TEXAS                               77082
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   (Address of Principal Executive Offices)               (Zip Code)

                                 (281) 899-4800
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE.
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

           This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

           On March 1, 2005, SEACOR Holdings Inc. issued a press release announcing its financial results for the fourth quarter of 2004. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits


     99.1 Press Release of SEACOR Holdings Inc., dated March 1, 2005, reporting SEACOR's financial results for the fourth quarter of 2004.






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
                                  SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SEACOR HOLDINGS INC.


                                      By:  /s/ Randall Blank
                                           -------------------------------------
                                           Name:   Randall Blank
                                           Title:  Executive Vice President and
                                                   Chief Financial Officer








Date:  March 3, 2005


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
                                  EXHIBIT INDEX

Exhibit No.                        Description
-----------                        -----------

  99.1 Press Release of SEACOR Holdings Inc., dated March 1, 2005, reporting SEACOR's financial results for the fourth quarter of 2004.











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